DIVERSIFIED INTERNATIONAL FUND

Class	A	C	J	Inst.	R-1	R-3	R-4	R-5	R-6
Ticker Symbol(s)	PRWLX	PDNCX	PIIJX	PIIIX	PDVIX	PINRX	PINLX	PINPX	PDIFX
Principal Funds, Inc. Summary Prospectus March 1, 2021 as amended December 17, 2021
SHARE CLASS CONVERSION NOTICE: On December 14, 2021, the Fund’s Board of Directors approved the conversion of the Fund’s Class C shares into Class A shares. Following the close of business on May 6, 2022, Class C shares of the Fund will automatically convert into Class A shares of the Fund on the basis of the share classes’ relative net asset values on such date. The conversion will not result in the imposition of a sales charge or any other charge. As a result of the conversion, the affected shareholders will be in a better position with respect to expenses, as expenses are lower for Class A shares than for the current Class C shares. The Fund expects these share class conversions will not constitute taxable sales or exchanges to shareholders. On or about May 6, 2022, delete references to Class C shares of this Fund, including information regarding the conversion plan, from this summary prospectus.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.principalfunds.com/prospectuses. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.
The Fund’s prospectus and statement of additional information, both dated March 1, 2021, as may be amended or supplemented, are incorporated by reference into this summary prospectus.
Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the report from the Fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive such reports electronically, you will not be affected by this change and you do not need to take any action. If you have not previously elected electronic delivery, you may elect to receive reports and other communications from the Fund electronically by visiting our website at www.principalfunds.com/edelivery for instructions on enrolling in eDelivery or calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary. You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your reports, you can inform the Fund by calling 800-222-5852. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of reports. Your election to receive reports in paper will apply to all funds with the Fund complex or to the shares you own through your financial intermediary.
Objective:    The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of Principal Funds, Inc. More information about these and other discounts is available from your financial intermediary and in “Choosing a Share Class and The Costs of Investing” beginning on page 425 of the Fund’s prospectus, Appendix B to the
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prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions", and “Multiple Class Structure” beginning on page 7 of the Fund’s Statement of Additional Information.
If you purchase Institutional Class or Class R-6 shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary.
Shareholder Fees (fees paid directly from your investment)

	Share Class
	A	C	J	Inst.	R-1	R-3	R-4	R-5	R-6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	A	C	J	Inst.	R-1	R-3	R-4	R-5	R-6
Management Fees (1)	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.15%	None	0.35%	0.25%	0.10%	None	None
Other Expenses	0.24%	0.46%	0.26%	0.14%	0.55%	0.34%	0.30%	0.28%	0.02%
Total Annual Fund Operating Expenses	1.20%	2.17%	1.12%	0.85%	1.61%	1.30%	1.11%	0.99%	0.73%
Expense Reimbursement (2)	None	(0.19)%	None	—%	None	None	None	None	—%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.20%	1.98%	1.12%	0.85%	1.61%	1.30%	1.11%	0.99%	0.73%
(1)     Fees have been restated to reflect current fees.
(2)     Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.98% for Class C and 0.85% for Institutional Class shares. In addition, for Class R-6, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.04%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limits will continue through the period ending February 28, 2022; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period. Subject to applicable expense limits, the Fund may reimburse PGI for expenses incurred during the current fiscal year.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes conversion of the Class C shares to Class A shares after the eighth year. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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	1 year	3 years	5 years	10 years
Class A	$666	$910	$1,173	$1,925
Class C	301	661	1,147	2,241
Class J	214	356	617	1,363
Institutional Class	87	271	471	1,049
Class R-1	164	508	876	1,911
Class R-3	132	412	713	1,568
Class R-4	113	353	612	1,352
Class R-5	101	315	547	1,213
Class R-6	75	233	406	906
With respect to Classes C and J shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$201	$661	$1,147	$2,241
Class J	114	356	617	1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.1% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in foreign equity securities. The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Fund typically invests in foreign securities of at least 20 countries. Primary consideration is given to securities of issuers of developed areas (for example, Japan, Western Europe, Canada, Australia, Hong Kong, and Singapore); however, the Fund also invests in emerging market securities. The Fund invests in equity securities regardless of market capitalization size (small, medium or large) and style (growth or value).
Principal Risks
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are listed below in alphabetical order and not in order of significance.
Emerging Markets Risk. Investments in emerging markets may have more risk than those in developed markets because the emerging markets are less developed and more illiquid. Emerging markets can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile. The U.S. Securities and Exchange Commission, the U.S. Department of Justice, and other U.S. authorities may be limited in their ability to pursue bad actors in emerging markets, including with respect to fraud.

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Equity Securities Risk. A variety of factors can negatively impact the value of equity securities held by a fund, including a decline in the issuer’s financial condition, unfavorable performance of the issuer's sector or industry, or changes in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.
•Growth Style Risk. Growth investing entails the risk that if growth companies do not increase their earnings at a rate expected by investors, the market price of their stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
•Smaller Companies Risk. Investments in smaller companies may involve greater risk and price volatility than investments in larger, more mature companies.
•Value Style Risk. Value investing entails the risk that value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.
Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Performance
The following information provides some indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare with those of one or more broad measures of market performance.
For periods prior to the inception date of Class R-6 shares (March 1, 2019), the performance shown in the table for Class R-6 shares is that of the Fund's Class R-3 shares, adjusted to reflect the fees and expenses of Class R-6 shares. However, where the adjustment for fees and expenses results in performance for Class R-6 shares that is higher than the historical performance of the Class R-3 shares, the historical performance of the Class R-3 shares is used. These adjustments result in performance for such periods that is no higher than the historical performance of the Class R-3 shares.

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Total Returns as of December 31

60%
40%
20%
0%
-20%
-40%
-60%
(11.64)%
17.51%
18.05%
(3.41)%
(0.80)%
(0.38)%
28.08%
(17.66)%
22.35%
16.99%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Highest return for a quarter during the period of the bar chart above:	Q2 2020	17.41%
Lowest return for a quarter during the period of the bar chart above:	Q1 2020	(22.11)%

Average Annual Total Returns For the periods ended December 31, 2020
	1 Year	5 Years	10 Years
Class A Return Before Taxes	10.52%	7.29%	5.26%
Class A Return After Taxes on Distributions	10.45%	6.89%	5.03%
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.50%	5.79%	4.31%
Class C Return Before Taxes	15.06%	7.70%	5.10%
Class J Return Before Taxes	16.02%	8.66%	5.97%
Institutional Class Return Before Taxes	17.31%	9.00%	6.36%
Class R-1 Return Before Taxes	16.48%	8.09%	5.46%
Class R-3 Return Before Taxes	16.90%	8.43%	5.79%
Class R-4 Return Before Taxes	17.11%	8.64%	5.99%
Class R-5 Return Before Taxes	17.20%	8.76%	6.13%
Class R-6 Return Before Taxes	17.52%	8.66%	5.90%
MSCI ACWI Ex-U.S. Index NTR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	10.63%	8.92%	4.92%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC
•    Paul H. Blankenhagen (since 2003), Portfolio Manager
•    Juliet Cohn (since 2004), Portfolio Manager
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Purchase and Sale of Fund Shares

Share Class	Investment Type	Purchase Minimum Per Fund
A, C, and J	Initial Investment	$1,000(1)
A, C, and J	Initial Investment for accounts with an Automatic Investment Plan (AIP)	$100
A, C, and J	Subsequent Investments	$100(1)(2)
Institutional, R-1, R-3, R-4, R-5, and R-6	There are no minimum initial or subsequent investment requirements for eligible purchases.	N/A
(1)Some exceptions apply; see "Purchase of Fund Shares - Minimum Investments" for more information.
(2)For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your plan, intermediary, or Financial Professional; by sending a written request to Principal Funds at P.O. Box 219971, Kansas City, MO 64121-9971 (regular mail) or 430 W. 7th Street, Ste. 219971, Kansas City, MO 64105-1407 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
For retirement plan investors, effective as of the close of the New York Stock Exchange on January 31, 2017, Class R-1 shares are no longer available for purchase from new retirement plans except in limited circumstances.
Class C shares are subject to a conversion plan whereby Class C shares convert to Class A shares of the same Fund. Beginning January 22, 2019, Class C shares held for ten years after purchase will automatically convert under the plan. Effective April 19, 2021, Class C shares held for eight years after purchase will automatically convert. See Purchase of Fund Shares for more information.
Effective as of the close of the New York Stock Exchange on January 18, 2022, Class C shares will no longer be available for purchase except in limited circumstances.
See Purchase of Fund Shares for more information.
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

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